EXHIBIT 23.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM








     We hereby consent to the use in this Pre-effective Amendment No. 2 to the Registration Statement on Form S-4 of our report dated March 30, 2005 relating to the consolidated financial statements of Kronos Titan GmbH, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.








                                                     PricewaterhouseCoopers LLP




Dallas, Texas
July 6, 2005